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Exhibit 10.33

TREVENA, INC.

FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

        This First Amendment to Executive Employment Agreement (the "Amendment") is entered into as of January 6, 2016 by and between Trevena, Inc. (the "Company"), a Delaware corporation, and Yacoub Habib ("Executive") and is effective as of January 1, 2016 (the "Effective Date").

        WHEREAS, the Company and the Executive entered into that certain Executive Employment Agreement dated as of July 9, 2015 (the "Original Agreement"); and

        WHEREAS, the Company and the Executive each desire to amend the Original Agreement, as further set forth herein.

        Accordingly, in consideration of the mutual promises and covenants contained herein, the parties agree to the following:

          A.    Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Original Agreement.

          B.    Paragraph 3.(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

            3.     Compensation.

              (a)   Base Salary.    During the Employment Term, the Company will pay Executive an initial annualized salary of $325,000 as compensation for services (the "Base Salary"). The Base Salary shall be paid in equal installments in accordance with the Company's normal payroll practices and subject to required withholding and deductions. The Base Salary will be subject to review and adjustments will be made based upon the Company's normal performance review practices.

          C.    This Amendment will be governed by the laws of the Commonwealth of Pennsylvania.

          D.    Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from Executive's private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Amendment, and is knowingly and voluntarily entering into this Amendment.

          E.    This Amendment may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

          F.     Except as expressly set forth in this Amendment, the Original Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, each of the parties has executed this Amendment, in the case of the Company by their duly authorized officers, as of the day and year first above written.

COMPANY:
TREVENA, INC.
By:	/s/ JOHN M. LIMONGELLI
	Name:	John M. Limongelli
	Title:	Senior Vice President, General Counsel & Corporate Secretary
EXECUTIVE:
/s/ YACOUB HABIB Yacoub Habib

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  Exhibit 10.33
TREVENA, INC. FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT